Exhibit 10.3

EXECUTION VERSION

Securities Pledge Agreement

This Securities Pledge Agreement (the “Agreement”) is dated as of May 3, 2019, by and among LogicMark, LLC, a Delaware limited liability company (“Borrower”), NXT-ID, Inc., a Delaware corporation (“Parent”), and each Subsidiary of Parent listed on the signature pages hereto (together with Borrower, Parent and any parties who execute and deliver to the Collateral Agent an agreement substantially in the form attached hereto as Schedule F being hereinafter referred to collectively as the “Pledgors” and individually as a “Pledgor”) and                                              , as collateral agent (in such capacity, and together with any successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Preliminary Statements

A. Borrower has requested that certain lenders enter into a Senior Secured Credit Agreement dated as of the date hereof (as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the “Credit Agreement”), pursuant to which the lenders from time to time party to the Credit Agreement (collectively, the “Lenders” and individually a “Lender”) have agreed, subject to certain terms and conditions, to make a Term Loan to Borrower (the Collateral Agent and the Lenders being hereinafter referred to collectively as the “Secured Parties” and individually as a “Secured Party”).

B. As a condition to extending the Term Loan to Borrower under the Credit Agreement, the Secured Parties have required, among other things, that each Pledgor grant to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in the personal property of such Pledgor described herein subject to the terms and conditions hereof.

C. Parent owns, directly or indirectly, certain equity interests in each other Pledgor and each Pledgor will benefit, directly or indirectly, from the Term Loan extended by the Secured Parties to Borrower.

Now, Therefore, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Terms Defined in Credit Agreement. Except as otherwise provided in Section 2 below, all capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The terms “Pledgor” and “Pledgors” as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties, and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties, and covenants of and by the Pledgors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

Section 2. Grant of Security Interest in the Collateral. As collateral security for the Secured Obligations defined below, each Pledgor hereby grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, and acknowledges and agrees that the Collateral Agent has and shall continue to have for the benefit of the Secured Parties, a continuing lien on and security interest in, all right, title, and interest of each Pledgor in certain equity interests of each of its direct Subsidiaries as set forth below, whether now owned or existing or hereafter created, acquired or arising, and in whatever form, including all of the following, except to the extent constituting Excluded Property:

(a) Stock Collateral. (i) All shares of the capital stock of each Subsidiary which is a corporation owned or held by such Pledgor and identified on Schedule A, and all substitutions and additions to such shares (the “Pledged Securities”); (ii) all dividends, distributions, and sums distributable or payable from, upon or in respect of the Pledged Securities, and (iii) all other rights and privileges incident to the Pledged Securities (all of the foregoing being hereinafter referred to collectively as the “Stock Collateral”);

(b) Partnership Interest Collateral. (i) All partnership or other equity interests in each Subsidiary which is a partnership (whether general or limited) owned or held by such Pledgor and identified on Schedule B (such partnerships being hereinafter referred to collectively as the “Partnerships” and individually as a “Partnership”), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each Partnership, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such Partnership, distributions representing the complete or partial redemption of such Pledgor’s interest in any such Partnership or the complete or partial withdrawal of such Pledgor from any such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use, and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor’s interest in each Partnership (all of the foregoing being hereinafter collectively called the “Partnership Interest Collateral”);

(c) LLC Collateral. (i) All membership or other equity interests in each Subsidiary which is a limited liability company owned or held by such Pledgor and identified on Schedule C (such limited liability companies being hereinafter referred to collectively as the “LLCs” and individually as a “LLC”), (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in each LLC, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such LLC, distributions representing the complete or partial redemption of such Pledgor’s interest in such LLC or the complete or partial withdrawal of such Pledgor from any such LLC, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use, and enjoy all such payments and distributions, and (iii) all other rights and privileges incident to such Pledgor’s interest in each LLC (all of the foregoing being hereinafter referred to as the “LLC Collateral”); and

(d) Proceeds.  All proceeds of the foregoing;

all of the foregoing being herein sometimes referred to as the “Collateral”. All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of New York as in effect from time to time (“UCC”) shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

Section 3. Secured Obligations. This Agreement is made and given to secure, and shall secure, the prompt payment and performance of all Obligations of each Pledgor now or hereafter existing under the Loan Documents (collectively, the “Secured Obligations”). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor under this Agreement (other than Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Pledgor’s obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

Section 4. Covenants, Agreements, Representations and Warranties. (a) Each Pledgor hereby represents and warrants to the Secured Parties that:

(i) Each Pledgor is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each Pledgor is the sole and lawful legal, record, and beneficial owner of its Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance by each Pledgor of each of the matters and things herein set forth, will not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Pledgor or any provision of any Pledgor’s Organization Documents or any covenant, indenture or agreement of or affecting any Pledgor or any of its property or (ii) result in the creation or imposition of any lien or encumbrance on any property of any Pledgor except for the lien and security interest granted to the Collateral Agent hereunder.

(ii) Each Pledgor’s legal name, jurisdiction of organization, chief executive office, and organizational identification number (if any) are correctly set forth on Schedule D to this Agreement.

(iii) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

(iv) The Collateral and every part thereof is and shall be free and clear of all security interests, liens, attachments, levies, and encumbrances of every kind, nature, and description and whether voluntary or involuntary, except for the security interest of the Collateral Agent hereunder.

(b) Each Pledgor hereby covenants and agrees with the Secured Parties that:

(i) No Pledgor shall change its jurisdiction of organization without the Collateral Agent’s prior written consent. No Pledgor shall change its legal name or any location set forth on Schedule D hereto without giving 30 days’ prior written notice of its intent to do so to the Collateral Agent (provided in all cases such locations shall be within the United States of America).

(ii) Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Secured Parties.

(iii) Each Pledgor will promptly pay when due all taxes, assessments, and governmental charges and levies upon or against it or its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent attachment of any lien resulting therefrom to, foreclosure on or other realization upon any Collateral and such Pledgor shall have established adequate reserves therefor.

(iv) Each Pledgor agrees it will not, without the Collateral Agent’s prior written consent, sell, assign or otherwise dispose of the Collateral or any interest therein.

(v) Each Pledgor agrees to execute and deliver to the Collateral Agent such further agreements, assignments, instruments, and documents, and to do all such other things, as the Collateral Agent may reasonably deem necessary or appropriate to assure the Collateral Agent its lien and security interest hereunder, including, without limitation, such assignments, acknowledgments (including acknowledgments of collateral assignment in the form attached hereto as Schedule E), stock powers, financing statements, instruments, and documents as the Collateral Agent may from time to time require in order to comply with the UCC. Prior to the Closing Date and following the occurrence of an Event of Default, the Collateral Agent may order lien searches from time to time against any Pledgor and the Collateral, and the Pledgors shall promptly reimburse the Collateral Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with such lien searches. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Secured Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments, and documents and to do all such other things as the Collateral Agent in its discretion deems necessary or appropriate to preserve, protect, and enforce the lien and security interest of the Collateral Agent under the law of such other jurisdiction.

(vi) If, as and when any Pledgor (x) acquires any Pledged Securities in addition to those listed on Schedule A hereto, (y) acquires any interest in any Partnership in addition to those listed on Schedule B hereto, or (z) acquires any interest in any LLC in addition to those listed on Schedule C hereto, such Pledgor shall furnish to the Collateral Agent a supplement to the relevant Schedule reflecting the additional Collateral subject to this Agreement (provided any Pledgor’s failure to do so shall not impair the Collateral Agent’s security interest therein).

(vii) On failure of any Pledgor to perform any of the covenants and agreements herein contained, the Collateral Agent may, at its option, and upon prior notice, perform the same and in so doing may expend such sums as the Collateral Agent deems advisable in the performance thereof, including, without limitation, the payment of any taxes, liens, and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Collateral Agent may be compelled to make by operation of law or which Collateral Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors upon demand, shall constitute additional Secured Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Collateral Agent on behalf of a Pledgor, and no such advancement or expenditure therefor, shall relieve any Pledgor of any default under the terms of this Agreement or in any way obligate any Secured Party to take any further or future action with respect thereto. The Collateral Agent, in making any payment hereby authorized, may do so according to any bill or statement procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill or statement or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Collateral Agent is hereby authorized to charge any account of any Pledgor maintained with any Secured Party for the amount of such sums and amounts so expended.

Section 5. Special Provisions Re: Stock Collateral.

(a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state, and with respect to the Foreign Subsidiaries, foreign laws applicable to the sale of securities generally and the terms of this Agreement.

(b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Collateral Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Collateral Agent may, at any time after the occurrence of any Event of Default, cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities.

(c) The Pledged Securities have been validly issued and, except as described on Schedule A, are fully paid and non-assessable. Except as set forth on Schedule A, there are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on Schedule A attached hereto constitute, the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, subject to the limitations set forth in Section 2(a) above, such Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

Section 6. Special Provisions Re: Partnership Interest Collateral and LLC Collateral.

(a) Each Pledgor represents and warrants to the Secured Parties that:

(i) each Partnership is a valid and existing entity of the type listed on Schedule B and is duly organized and existing under applicable law; and each LLC is duly organized and existing under applicable law;

(ii) the Partnership Interest Collateral listed and described on Schedule B attached hereto constitutes the percentage of the equity interest in each Partnership set forth thereon owned by the relevant Pledgor; and the LLC Collateral listed and described on Schedule C attached hereto constitutes the percentage of the equity interest in each LLC set forth thereon owned by the relevant Pledgor; and

(iii) the copies of the partnership agreements of each Partnership and the articles of association and operating agreements of each LLC (each such agreement being hereinafter referred to as an “Organizational Agreement”) heretofore delivered to the Collateral Agent are true and correct copies thereof and have not been amended or modified in any respect.

(b) Each Pledgor agrees that it shall not, without the prior written consent of the Collateral Agent, agree to any amendment or modification to any Organizational Agreement which would in any manner adversely affect or impair the Partnership Interest Collateral or LLC Collateral or reduce or dilute the rights of such Pledgor with respect to any Partnership or LLC, the Equity Interests of which constitute Collateral.

(c) Each Pledgor shall cause each of its Subsidiaries that has issued certificated Equity Interests that are not of a type dealt in or traded on securities exchanges or securities markets to expressly state in its Organizational Agreement that its equity interests are securities governed by Article 8 of the UCC. Each Pledgor agrees that, if permitted by applicable law, the Pledgor’s interest in any Partnership or LLC shall at all times be certificated, and the certificates at any time evidencing any Pledgor’s interest in any Partnership or any LLC shall be delivered to the Collateral Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. The Collateral Agent shall at all times have the right to exchange the certificates representing such Collateral for certificates of smaller or larger denominations.

(d) Each Pledgor has the right to vote its interest in each Partnership and LLC (except as set forth herein) and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Partnership Interest Collateral or LLC Collateral, except as provided by federal and state laws applicable to the sale of securities generally, the terms of any Organizational Agreement under which such person is organized, and the terms of this Agreement, the Security Agreement and the other Loan Documents.

(e) Except as set forth on Schedule C, there are no outstanding commitments or other obligations of any LLC to issue, and no options, warrants or other rights of any individual or entity to acquire, any interest in such LLC.

Section 7. Voting Rights and Dividends. Unless and until an Event of Default hereunder has occurred and is continuing:

(a) Each Pledgor shall be entitled to exercise all voting and/or consensual rights and powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other Loan Document.

(b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; provided, however, that such dividends and distributions representing:

(i) stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise; or

(ii) distributions in complete or partial liquidation of any Partnership or LLC or the interest of such Pledgor therein;

in each case, shall be paid, delivered or transferred, as appropriate, directly to the Collateral Agent immediately upon the receipt thereof by such Pledgor and may, in the case of cash, be applied by the Collateral Agent to the Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Collateral Agent and not applied as aforesaid, be held by the Collateral Agent pursuant hereto as part of the Collateral pledged under and subject to the terms of this Agreement.

(c) In order to permit each Pledgor to exercise such voting and/or consensual rights and powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Collateral Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

Section 8. Power of Attorney. In addition to any other powers of attorney contained herein, each Pledgor hereby appoints the Collateral Agent, its nominee, or any other person whom the Collateral Agent may designate as such Pledgor’s attorney-in-fact, with full power and authority upon the occurrence and during the continuation of any Event of Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor’s name on any assignments, stock powers or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Collateral Agent’s possession in connection with its exercise of remedies, and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Collateral Agent deems necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title, and interest of the Collateral Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Collateral Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct. The Collateral Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor’s signature appearing thereon, and each Pledgor also hereby grants the Collateral Agent a power of attorney to execute any such financing statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to any Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Secured Obligations (other than contingent indemnification and reimbursement obligations not yet accrued and payable) have been fully satisfied and all commitments of the Lenders to extend credit to or for the account of Borrower under the Credit Agreement have expired or otherwise terminated.

Section 9. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an “Event of Default” under the Credit Agreement shall constitute an “Event of Default” hereunder.

(b) Upon the occurrence and during the continuation of any Event of Default, the Collateral Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Collateral Agent may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities exchange or broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Collateral Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Secured Obligations. Also, if less than all the Collateral is sold, the Collateral Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due any Secured Party hereunder, each Pledgor shall pay the Secured Parties all costs and expenses incurred by the Secured Parties, including reasonable attorneys’ fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Secured Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Party or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or otherwise sent (within the meaning of Section 9-612 of the UCC) to the Pledgors in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice, provided, however, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Collateral Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Party may be the purchaser at any such sale. Each Pledgor hereby waives, to the maximum extent permitted by law, all of its rights of redemption from any such sale. The Collateral Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Collateral Agent may further postpone such sale by announcement made at such time and place. The Collateral Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Pledgor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

Each Pledgor agrees that if any part of the Collateral is sold at any public or private sale, the Collateral Agent may elect to sell only to a buyer who will give further assurances, satisfactory in form and substance to the Collateral Agent, respecting compliance with the requirements of the Federal Securities Act of 1933, as amended, and applicable state securities laws, and a sale subject to such condition shall be deemed commercially reasonable.

Each Pledgor further agrees that in any sale of any part of the Collateral, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such collateral is sold in compliance with any such limitation or restriction.

(c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 7(b) hereof shall cease and thereupon become vested in the Collateral Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 7(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 7(a) hereof shall cease and thereupon become vested in the Collateral Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Collateral Agent were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Collateral Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine. In the event the Collateral Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

(d) In the event the Collateral Agent shall sell or otherwise dispose of all or any part of the Partnership Interest Collateral or LLC Collateral, each Pledgor hereby grants the purchaser of such portion of the Partnership Interest Collateral or LLC Collateral, to the fullest extent of its capacity, the ability (but not the obligation) to become a partner or member in the relevant Partnership or LLC, as the case may be (subject to the approval of the relevant Partnership or LLC in the exercise of its discretion in accordance with its Organizational Agreement and subject to any requirements of applicable law), in the place and stead of such Pledgor. To exercise such right, the purchaser shall give written notice to the relevant Partnership or LLC of its election to become a partner or member in such Partnership or LLC. Following such election and giving of consent by all necessary partners or members of the relevant Partnership or LLC as to the purchaser becoming a partner or member, the purchaser shall have the rights and powers and be subject to the liabilities of a partner or member under the relevant Organizational Agreement and the partnership or limited liability company act governing the Partnership or LLC.

(e) The powers conferred upon the Secured Parties hereunder are solely to protect their interest in the Collateral and shall not impose on them any duties to exercise such powers. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if the Collateral is accorded treatment substantially equivalent to that which the Collateral Agent accords its own property, consisting of similar type assets, it being understood, however, that the Collateral Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Collateral Agent shall have no duty or obligation to discharge any such duty or obligation. Neither any Secured Party nor any party acting as attorney for any Secured Party shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct.

(f) Failure by the Collateral Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Collateral Agent or provided by law, or delay by the Collateral Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Party may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Collateral Agent.

Section 10. Application of Proceeds. The proceeds of the Collateral at any time received by the Collateral Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Collateral Agent in cash or its equivalent, be applied by the Collateral Agent in reduction of, or held as collateral security for, the Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Any surplus remaining after the full payment and satisfaction of the Secured Obligations (other than contingent indemnification and reimbursement obligations not yet accrued and payable) shall be returned to Borrower, as agent for Pledgors, or to whomsoever the Collateral Agent reasonably determines is lawfully entitled thereto.

Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations (other than contingent indemnification and reimbursement obligations not yet accrued and payable), both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of Borrower under the Credit Agreement shall have expired or otherwise terminated. Upon such termination of this Agreement, the Collateral Agent shall, upon the request and at the expense of the Pledgors, forthwith release all its liens and security interests hereunder and shall return to the Pledgors any Collateral held by the Collateral Agent.

Section 12. The Collateral Agent. In acting under or by virtue of this Agreement, the Collateral Agent shall be entitled to all the rights, authority, privileges, and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including, without limitation, Article IX thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Collateral Agent hereby disclaims any representation or warranty to the Secured Parties or any other holders of the Secured Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

Section 13. Miscellaneous. (a)  This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their successors and permitted assigns; provided, however, that no Pledgor may assign its rights or delegate its duties hereunder without the Collateral Agent’s prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person that is an Eligible Assignee, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

(b) All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Schedule 10.02 of the Credit Agreement. All communications and notices hereunder to each Pledgor shall be given to it in care of Borrower at Borrower’s address set forth in Schedule 10.02 of the Credit Agreement.

(c) In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

(d) The lien and security interest herein created and provided for stand as direct and primary security for the Secured Obligations of Borrower arising under or otherwise relating to the Credit Agreement as well as for the other Secured Obligations secured hereby. No application of any sums received by the Secured Parties in respect of the Collateral or any disposition thereof to the reduction of the Secured Obligations or any part thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Secured Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Secured Obligations (other than contingent indemnification and reimbursement obligations not yet accrued and payable) have been fully paid and satisfied and all commitments to extend credit to or for the account of Borrower under the Credit Agreement have expired or otherwise terminated. Each Pledgor acknowledges and agrees that the lien and security interest hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of any Secured Party or any other holder of any of the Secured Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by any Secured Party or any other holder of any of the Secured Obligations of any other security for or guarantors upon any Secured Obligations or by any failure, neglect or omission on the part of any Secured Party or any other holder of any of the Secured Obligations to realize upon or protect any of the Secured Obligations or any collateral security therefor. The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Parties, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Secured Obligations or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Parties may at their discretion at any time grant credit to Borrower without notice to the other Pledgors in such amounts and on such terms as the Secured Parties may elect without in any manner impairing the lien and security interest hereby created and provided for. In order to realize hereon and to exercise the rights granted the Secured Parties hereunder and under applicable law, there shall be no obligation on the part of any Secured Party or any other holder of any of the Secured Obligations at any time to first resort for payment to Borrower or any other Pledgor or to any guaranty of the Secured Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Secured Parties shall have the right to enforce this Agreement as against any Pledgor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

(e) In the event the Secured Parties shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as Schedule F, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. Any such agreement shall contain information as to such Pledgor necessary to update Schedules A, B, C, and D with respect to it. No such substitution shall be effective absent the written consent of Collateral Agent nor shall it in any manner affect the obligations of the other Pledgors hereunder.

(f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Pledgor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Pledgor to the Collateral Agent, and it shall not be necessary for the Collateral Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

(g) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to principles of conflicts of law). The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

(h) Each Pledgor hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York County, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Pledgor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. Each Pledgor and, by accepting the benefits of this Agreement, each Secured Party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature Pages to Follow]

In Witness Whereof, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

Pledgors:

LogicMark, LLC, as a Pledgor

By:
Name:
Title:

NXT-ID, Inc., as a Pledgor

By:
Name:
Title:

3D-ID, LLC, as a Pledgor

By:
Name:
Title:

SIGNATURE PAGE TO SECURITIES PLEDGE AGREEMENT

Acknowledged and agreed to as of the date first above written.

, as Collateral Agent

By:
Name:
Title: